UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2004

Pliant Corporation

(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

333-40067
(Commission File Number)

87-0496065
(I.R.S. Employer Identification No.)

1475 Woodfield Road, Suite 700, Schaumburg, Illinois 60173
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 969-3300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Press Release

Item 2.02. Results of Operations and Financial Condition

     The information in this Form 8-K that is furnished under “Item 2.02. Results of Operations and Financial Condition” and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On November 11, 2004, Pliant Corporation issued a press release announcing financial results for the quarter ended September 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLIANT CORPORATION
Dated: November 11, 2004	By:	/s/ James Ide
James Ide
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release by Pliant Corporation, dated November 11, 2004, announcing financial results for the quarter ended September 30, 2004.

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